UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

Effective as of October 20, 2020, the Board of Directors (the “Board”) of GI Dynamics, Inc. (the “Company”) increased the size of the Board to three members and elected Ginger Glaser to fill that newly-created vacancy and serve as a member of the Board and all committees thereof. Ms. Glaser will hold office until the 2020 Annual Meeting of Stockholders and thereafter until her successor is duly elected and qualified in accordance with the Company’s bylaws or her earlier resignation, removal or death.

Ms. Glaser will be compensated for her service on the Board pursuant to the terms and conditions of a board member agreement (the “Board Member Agreement”). Pursuant to the Board Member Agreement, the Company agreed to grant Ms. Glaser non-qualified stock options to purchase shares of the Company’s common stock in an amount equal to 0.5% of the Company’s issued and outstanding common stock, at an exercise price equal to the fair market value per share as of the grant date, which will vest 25% on the first anniversary of the grant date with the remainder vesting 1/36th in equal monthly installments over the 36 months following the first anniversary, subject to Ms. Glaser’s continued service on the Board. In the event of a change of control of the Company (as defined in the award documents), the stock options shall become vested in full.

In addition, Ms. Glaser will enter into the Company’s standard indemnification agreement, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 21, 2020, the Company also entered into a Consulting Agreement (the “Consulting Agreement”) with Ms. Glaser, pursuant to which Ms. Glaser agreed to provide certain consulting services (the “Services”) to the Company as directed by the Company’s Chief Executive Officer, Chief Operating Officer and Chairperson of the Board. The Company will pay Ms. Glaser $125 per hour as consideration for the Services, which exclude any work performed by Ms. Glaser in her capacity as a director of the Company.

The Consulting Agreement has an initial term of one year from its effective date, after which it automatically renews for an additional one year period, unless earlier terminated in accordance with its terms. Either party may terminate the Consulting Agreement at any time upon 30 days’ prior written notice; provided; however, that the Company may terminate the Consulting Agreement immediately for Cause (as defined in the Consulting Agreement). Upon termination by either party, Ms. Glaser will be entitled to be paid for any portion of the Services performed prior to such termination.

Except as set forth above, there was no understanding or arrangement between Ms. Glaser and any other person pursuant to which Ms. Glaser was elected as a director. There are no related party transactions involving the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K related to Ms. Glaser.

The foregoing descriptions of the Board Member Agreement and the Consulting Agreement do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the Board Member Agreement and the Consulting Agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Board Member and Chairperson Agreement

On October 21, 2020, the Company agreed to compensate Mark D. Lerdal for his services as a member of the Board and as the Chairperson of the Board, pursuant to the terms and conditions of a board member and chairperson agreement (the “Chairperson Agreement”). Pursuant to the Chairperson Agreement, Mr. Lerdal will receive an annual retainer of $75,000, payable to him in calendar quarterly installments. In addition, the Company will grant Mr. Lerdal non-qualified stock options to purchase shares of the Company’s common stock in an amount equal to 0.5% of the Company’s issued and outstanding common stock, at an exercise price equal to the fair market value per share as of the grant date, which will vest 25% on the first anniversary of the grant date with the remainder vesting 1/36th in equal monthly installments over the 36 months following the first anniversary, subject to Mr. Lerdal’s continued service as a member of the Board. In the event of a change of control of the Company (as defined in the award documents), the stock options shall become vested in full.

The foregoing description of the Chairperson Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Chairperson Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. These statements are based on management’s current estimates and expectations of future events as of the date of the Current Report on Form 8-K. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to raise additional capital, the Company’s ability to continue to operate as a going concern; the ability of the Company, its critical vendors, and key regulatory agencies to resume operational capabilities subsequent to the removal of COVID-19 pandemic restrictions; the Company’s ability to conduct the planned pivotal trial of EndoBarrier in the United States (“STEP-1”); the Company’s ability to execute STEP-1 under the FDA’s Investigational Device Exemption; the Company’s ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; the Company’s ability to enroll patients in accordance with I-STEP; the Company’s ability to secure a CE Mark; obtaining and maintaining regulatory approvals required to market and sell the Company’s products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of the Company’s products; product pricing; timing of product launches; future financial results; and other factors, including those described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

Given these uncertainties, one should not place undue reliance on these forward-looking statements. The Company does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless it is required to do so by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2020).

10.2+	Board Member Agreement, dated as of October 20, 2020, between GI Dynamics, Inc. and Ginger Glaser.

10.3+	Consulting Agreement, dated as of October 21, 2020, between GI Dynamics, Inc. and Ginger Glaser.

10.4+	Board Member and Chairperson Agreement, dated as of October 21, 2020, between GI Dynamics, Inc. and Mark D. Lerdal.

+ Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: October 26, 2020	/s/ Charles Carter
Charles Carter
Chief Financial Officer

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